ACCOUNTS PAYABLE AND OTHER ACCRUED LIABILITIES (Details) - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
ACCOUNTS PAYABLE AND OTHER ACCRUED LIABILITIES
Accrued expenses due to vendors	$ 19,434	$ 16,342	$ 15,394
Accounts payable due to vendors	3,212	6,453	6,237
Accrued property and franchise taxes	1,243	5,739	5,487
Accrued payroll and other employee related expenses	5,198	3,328	2,366
Other	8,911	1,115	781
Total accounts payable and other accrued liabilities	$ 37,998	$ 32,977	$ 30,265